Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (the “Amendment”), dated as of August 4, 2015, among ANIXTER RECEIVABLES CORPORATION, a Delaware corporation (the “Seller”), ANIXTER INC., a Delaware corporation (“Anixter”), as the initial Servicer, each financial institution party hereto as a Financial Institution, CHARIOT FUNDING LLC (successor by merger to Falcon Asset Securitization Company LLC) (“Chariot”), as a conduit, (the “Conduit”), SUNTRUST ROBINSON HUMPHREY, INC. (“SunTrust”) and JPMORGAN CHASE BANK, N.A. (“J.P. Morgan”), as managing agents (collectively, the “Managing Agents” and each individually, a “Managing Agent”) and J.P. Morgan, as agent for the Purchasers (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Seller, Anixter, the Financial Institutions, the Conduit, the Managing Agents and the Agent are parties to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of May 31, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS the parties hereto desire to amend the Agreement on the terms and conditions set forth below;

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 2. Amendments to the Agreement. Effective as of the date first written above, the Agreement is hereby amended as follows:.

(a) the definition of “Consolidated EBITDA” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

“”Consolidated EBITDA” means, for any period, for the Consolidated Group calculated in accordance with Agreement Accounting Principles, (a) Consolidated Net Income for such period taken as a single accounting period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (i) the provision for depreciation and amortization expense of the Consolidated Group for such period, (ii) income taxes of the Consolidated Group for such period, (iii) net interest expense of the Consolidated Group for such period and (iv) reasonable and documented transaction costs and expenses related to an acquisition permitted under the Credit Agreement; provided that there shall be excluded from Consolidated EBITDA any non-cash gains or losses during such period and any non-operating gains or losses (including, without limitation, extraordinary or unusual gains or losses, gains or losses arising from the sale of capital assets or the sale of owned buildings and properties and other non-recurring gains or losses) during such period.”

(b) the definition of “Consolidated Funded Indebtedness” set forth in Exhibit I to the Agreement is hereby amended by adding the following proviso at the end of such definition:

“provided further that, for purposes of calculating the Consolidated Funded Indebtedness, during the period commencing on the date the Permitted 2015 Senior Indebtedness is incurred and continuing through and including the earliest of (i) the date that such Indebtedness is repaid in full, (ii) the date that the Permitted 2015 Senior Indebtedness is used to fund the Permitted 2015 Acquisition and (iii) January 15, 2016, Consolidated Funded Indebtedness will not include the Permitted 2015 Senior Indebtedness.”

(c) The following new definitions are hereby inserted into Exhibit I to the Agreement in proper alphabetical order:

“Permitted 2015 Acquisition” means the acquisition (which shall include any fees and expenses related thereto) by Anixter of the “Power Solutions” segment of HD Supply, Inc. pursuant to the terms of that certain Purchase Agreement (including all schedules and exhibits thereto), dated as of July 15, 2015, by and among HD Supply, Inc., HD Supply Holdings, LLC, HD Supply GP & Management, Inc., HD Supply Power Solutions Group, Inc. and Brafasco Holdings II, Inc., as sellers, and Anixter, as buyer, which such acquisition is funded by, or prior to the consummation thereof is intended to be funded by, the Permitted 2015 Senior Indebtedness.

“Permitted 2015 Senior Indebtedness” means any unsecured Indebtedness incurred by Anixter pursuant to Section 7.01(f) of the Credit Agreement the net cash proceeds of which shall be used solely to fund the Permitted 2015 Acquisition.”

SECTION 3. Representations and Warranties of the Seller Parties. In order to induce the parties hereto to enter into this Amendment, each of the Seller Parties represents and warrants to the Agent and the Purchasers, as to itself, that:

(a) The representations and warranties of such Seller Party set forth in Section 5.1 of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 3(a) shall be made as of such earlier date.

(b) The execution and delivery by such Seller Party of this Amendment has been duly authorized by proper corporate proceedings of such Seller Party and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Seller Party, enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.

SECTION 4. Ratification. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

2

SECTION 5. Reference to Agreement. From and after the effective date hereof, each reference in the Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

SECTION 6. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, BUT NOT LIMITED TO, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

SECTION 7. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

* * * * *

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above:

ANIXTER RECEIVABLES CORPORATION, as the Seller

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	V.P. Treasurer

ANIXTER INC., as the initial Servicer

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	SVP Treasurer

Signature Page to

Amendment No. 5 to Second Amended and Restated Receivables Purchase Agreement

CHARIOT FUNDING LLC, as a Conduit and as a Financial Institution

By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Faika Farhana
Name:	Faika Farhana
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Managing Agent and as Agent

By:	/s/ Faika Farhana
Name:	Faika Farhana
Title:	Vice President

Signature Page to

Amendment No. 5 to Second Amended and Restated Receivables Purchase Agreement

SUNTRUST BANK, as a Financial Institution

By:	/s/ David Hufnagel
Name:	David Hufnagel
Title:	Vice President

SUNTRUST ROBINSON HUMPHREY, INC., as a Managing Agent

By:	/s/ David Hufnagel
Name:	David Hufnagel
Title:	Vice President

Signature Page to

Amendment No. 5 to Second Amended and Restated Receivables Purchase Agreement